SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 28, 2005

MERCHANTS GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-9640	16-1280763

(Commission File Number)	(I.R.S. Employer Identification No.)

250 Main Street, Buffalo, New York	14202

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 849-3333

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

     ☐  Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

     On July 28, 2005, Merchants Group, Inc. issued a press release announcing the declaration of a regular quarterly cash dividend on its common stock.

Item 9.01. Financial Statements and Exhibits

     The following exhibit is furnished as part of this report:

     Exhibit – 99 Press release dated July 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS GROUP, INC.
Date: July 28, 2005	By: /s/ Kenneth J. Wilson

Kenneth J. Wilson Chief Financial Officer Treasurer